SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported): October 5, 2005

UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

212 North Main Street

P.O. Box 446

Bowling Green, Virginia 22427

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The following information and exhibit is being furnished pursuant to Regulation FD.

On October 5, 2005, Union Bankshares Corporation issued a press release announcing the declaration of a semiannual dividend payable November 1, 2005 to stockholders of record as of October 20, 2005. The Company also announced its intent to pay any future dividends on a quarterly basis beginning on or about February 28, 2006. A copy of the company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits.

99.1 Union	Bankshares Corporation press release dated October 5, 2005

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: October 6, 2005	By:	/s/ D. Anthony Peay
D. Anthony Peay Executive Vice President and Chief Financial Officer

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